Back to Form 8-K
Exhibit 10.1

AHCA CONTRACT NO. FP020
AMENDMENT NO. 3
THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the “Vendor” or “Managed Care Plan,” is hereby amended as follows:

1.
Effective August 1, 2014, Attachment I, Scope of Services, - Effective Date: July 1, 2014, Statewide Medicaid Managed Care Program, is hereby deleted in its entirety and replaced with Attachment I, Scope of Services, - Effective Date: August 1, 2014, Statewide Medicaid Managed Care Program, attached hereto and made a part of this Contract. All references in this Contract to Attachment I, Scope of Services – Effective Date: July 1, 2014, shall hereinafter refer to Attachment I, Scope of Services – Effective Date: August 1, 2014.

2.	Standard Contract, Section III., Item B., Contract Managers, sub-item 2., is hereby amended to read as follows:

2.	The Vendor’s Contract Manager’s contact information is as follows:
Michelle Bimle
WellCare of Florida, Inc., d/b/a
Staywell Health Plan of Florida, Inc.
3031 N. Rocky Point Drive, West
Suite 600
Tampa, FL 33607
(813) 206-6952
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment, and all its attachments, are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
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AHCA Contract No. FP020, Amendment No. 3, Page 1 of 2

IN WITNESS WHEREOF, the Parties hereto have caused this twenty-nine (29) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
D/B/A STAYWELL HEALTH PLAN		HEALTH CARE ADMINISTRATION
OF FLORIDA

SIGNED		SIGNED
BY:	/s/ Gregg Macdonald	BY:	/s/ Elizabeth Dudek
NAME:	Gregg Macdonald	NAME:	Elizabeth Dudek
TITLE:	State President	TITLE:	Secretary
DATE:	9-18-14	DATE:	9/19/14

List of Attachments/Exhibits included as part of this Amendment

Specify	Letter/
Type	Number	Description
Attachment	I	Scope of Services – Effective Date: August 1, 2014 (27 Pages)

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AHCA Contract No. FP020, Amendment No. 3, Page 2 of 2

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
SCOPE OF SERVICES - Effective Date: August 1, 2014
STATEWIDE MEDICAID MANAGED CARE PROGRAM

I.	Services to be Provided

A.	Overview of Contract Structure
Part IV of Chapter 409, F.S. established Florida Medicaid’s statewide managed care program, referred to as statewide Medicaid managed care (SMMC). Contracted managed care plans participate in one, or both, of two SMMC programs: one for managed medical assistance (MMA) and one for long-term care (LTC). Additionally, some managed care plans participating in the MMA program component serve specialty populations who meet specified criteria based on age, condition or diagnosis.
The Contract consists of distinct parts as follows:

(1)	Attachment I, Scope of Services, includes contract provisions that are unique to the particular managed care plan.

(a)	Exhibit I-A, Approved Expanded Benefits Coverage and Limitations;

(b)	Exhibit I-B, Medicaid Provider Identification Numbers;

(c)	Exhibit I-C, Managed Care Plan Rates.

(2)	Attachment II, Core Contract Provisions, includes contract provisions that apply to all managed care plans unless specifically noted otherwise.

(3)	Exhibits to Attachment II, include contract provisions that are unique to the specific component of SMMC:

(a)	Exhibit II-A, Managed Medical Assistance (MMA) Program, i.e. the MMA Exhibit;

(b)	Exhibit II-B, Long-Term Care (LTC) Managed Care Program, i.e. the LTC Exhibit;

(c)	Exhibit II-C, Specialty Plan (if applicable).

B.	Authorized Regions and Program Enrollment Levels
The Managed Care Plan is authorized to provide services pursuant to this Contract in the region(s), and up to the maximum enrollment levels for such region(s), for the applicable SMMC program as specified in Table 1 below.
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AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 1 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

Table 1: Regions and Program Enrollment Levels
Region	Program Component
	MMA	LTC	Specialty
Region 1
Region 2	117,516
Region 3	130,444
Region 4	152,143
Region 5	95,177
Region 6	118,754
Region 7	129,577
Region 8	104,607
Region 9
Region 10
Region 11	114,124

The authorized maximum enrollment levels listed are effective upon Contract execution unless otherwise specified. The maximum enrollment levels may be altered during the life of this Contract pursuant to Attachment II and its Exhibits.
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AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 2 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

C.	Covered Services
The Managed Care Plan shall ensure the provision of covered services in accordance with the provisions of Attachment II and its Exhibits, summarized in Table 2a (MMA) and/or Table 2b (LTC) below, to enrollees of the applicable SMMC program(s) in the authorized region(s) specified in Table 1.

Table 2a: Required MMA Services
(1)	Advanced Registered Nurse Practitioner
(2)	Ambulatory Surgical Center Services
(3)	Assistive Care Services
(4)	Behavioral Health Services
(5)	Birth Center and Licensed Midwife Services
(6)	Clinic Services
(7)	Chiropractic Services
(8)	Dental Services
(9)	Child Health Check Up
(10)	Immunizations
(11)	Emergency Services
(12)	Emergency Behavioral Health Services
(13)	Family Planning Services and Supplies
(14)	Healthy Start Services
(15)	Hearing Services
(16)	Home Health Services and Nursing Care
(17)	Hospice Services
(18)	Hospital Services
(19)	Laboratory and Imaging Services
(20)	Medical Supplies, Equipment, Prostheses and Orthoses
(21)	Optometric and Vision Services
(22)	Physician Assistant Services
(23)	Podiatric Services
(24)	Physician Services
(25)	Prescribed Drug Services
(26)	Renal Dialysis Services
(27)	Therapy Services
(28)	Transportation Services

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AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 3 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

Table 2b: Required LTC Services
(1)	Adult Companion Care
(2)	Adult Day Health Care
(3)	Assistive Care Services
(4)	Assisted Living
(5)	Attendant Care
(6)	Behavioral Management
(7)	Caregiver Training
(8)	Care Coordination/Case Management
(9)	Home Accessibility Adaptation Services
(10)	Home Delivered Meals
(11)	Homemaker Services
(12)	Hospice
(13)	Intermittent and Skilled Nursing
(14)	Medical Equipment and Supplies
(15)	Medication Administration
(16)	Medication Management
(17)	Nutritional Assessment/Risk Reduction Services
(18)	Nursing Facility Services
(19)	Personal Care
(20)	Personal Emergency Response Systems (PERS)
(21)	Respite Care
(22)	Occupational Therapy
(23)	Physical Therapy
(24)	Respiratory Therapy
(25)	Speech Therapy
(26)	Transportation

D.	Approved Expanded Benefits
The Managed Care Plan shall provide the following expanded benefits, in accordance with the provisions of Attachment II and its Exhibits and the coverage and limitations specified in Exhibit I-A of this Attachment, denoted by “X” in Table 3a (MMA) and/or Table 3b (LTC) below, to enrollees of the applicable SMMC program(s) in the authorized region(s) specified in Table 1.

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AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 4 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

Table 3a: Approved MMA Expanded Benefits
X	Primary Care Visits (Non-Pregnant Adults)
X	Home Health Care (Non-Pregnant Adults)
X	Physician Home Visits
X	Prenatal/Perinatal Visits
X	Outpatient Services
X	Over-The-Counter (OTC) Medication/Supplies
X	Adult Dental Services
X	Waived Copayments
X	Vision Services
X	Hearing Services
X	Newborn Circumcision
X	Adult Pneumonia Vaccine
X	Adult Influenza Vaccine
X	Adult Shingles Vaccine
X	Post Discharge Meals
X	Nutritional Counseling
X	Pet Therapy
X	Art Therapy
X	Equine Therapy
X	Medically Related Lodging and Food

Table 3b: Approved LTC Expanded Benefits
ALF/AFCH Bed Hold
Cellular Phone Services
Dental Services
Emergency Financial Assistance
Hearing Evaluation
Mobile Personal Emergency Response System
Non-Medical Transportation
Over-The-Counter (OTC) Medication/Supplies
Support to Transition Out of a Nursing Facility
Vision Services
Wellness Grocery Discount
Additional LTC Expanded Benefits
These benefits will not appear in Choice Counseling materials
Box Fan
Caregiver Information/Support
Document Keeper
Household Set-Up Kit
Welcome Home Basket
Nurse Helpline Services
Pill Organizer

II.	Manner of Service Provision

A.	Plan Qualification
The Managed Care Plan is approved to provide contracted services as a qualified entity under s 409.962(6), F.S., as denoted by “X” in Table 4 below.

AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 5 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

Table 4: Plan Qualification
X	Health Maintenance Organization (HMO)
Provider Service Network (PSN)
Exclusive Provider Organization (EPO)
Accountable Care Organization (ACO)
Other Insurer

B.	Plan Type
The Managed Care Plan is approved to provide contracted services as one or more of four plan types, denoted by authorized region(s) in Table 5 below, to enrollees of the applicable SMMC program(s) in the authorized region(s) specified in Table 1.

(1)	MMA Managed Care Plans are those plans that provide covered services specified in the MMA Exhibit, including those covered under s. 409.973(1)(a) through (cc), F.S.

(2)	LTC Managed Care Plans are those plans that provide covered services specified in the LTC Exhibit, including those covered under s. 409.98(1) through (19), F.S.

(3)	Comprehensive LTC Plans are those plans that provide services described in s. 409.973, F.S., and also provide the services described in s. 409.98, F.S.

(4)
Specialty Plans are those plans that provide covered services specified in the MMA Exhibit, including those covered under s. 409.973(1)(a) through (cc), F.S., to only eligible recipients defined as a specialty population in the Attachment II and its Exhibits.

Table 5: SMMC Plan Type
Region	SMMC Program
	MMA/LTC	Specialty
Region 1
Region 2	MMA Plan
Region 3	MMA Plan
Region 4	MMA Plan
Region 5	MMA Plan
Region 6	MMA Plan
Region 7	MMA Plan
Region 8	MMA Plan
Region 9
Region 10
Region 11	MMA Plan

III.	Method of Payment

A.	Total Contract Amount
The Agency shall make payment, in a total dollar amount not to exceed $11,789,499,367.00 to the Managed Care Plan in accordance with Attachment II and its Exhibits. The Agency shall make payments through its fiscal agent using the Medicaid Provider Identification Number(s) specified in Exhibit I-B.

B.	Capitation Rates

AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 6 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

The capitation rate payment shall be in accordance with Attachment II and its Exhibits. The capitation rates are contained in Exhibit I-C of this Attachment. These rates are titled “MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS.”

IV.	Special Provisions

A.	Order of Precedence
The Managed Care Plan shall perform its contracted duties in accordance with this Contract, the ITN(s), including all addenda and the Vendor’s response to the ITN(s). In the event of conflict among Contract documents, any identified inconsistency in this Contract shall be resolved by giving precedence in the following order:

(1)	This Contract, including all attachments;

(2)	The ITN(s), including all addenda; and

(3)	The Vendor’s response to the ITN(s), including information provided through negotiations.
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AHCA Contract No. FP020, Attachment I, Effective 8/1/14, Page 7 of 7

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-A - Effective Date: August 1, 2014

Approved Expanded Benefit Coverage and Limitations Managed Medical Assistance (MMA)
Approved Benefit	Approved Limitations
Primary Care Visits (Non-Pregnant Adults)	Unlimited visits.
Home Health Care (Non-Pregnant Adults)	One (1) visit per day; subject to medical necessity and prior authorization.
Physician Home Visits	Unlimited visits; limited to homebound enrollees who are frail, have a chronic disability and/or complex medical needs; subject to medical necessity.
Prenatal/Perinatal Visits	Unlimited prenatal visits; unlimited postnatal visits for the first four (4) weeks post-partum.
Outpatient Services	One-thousand dollars ($1,000) for outpatient services per fiscal year (July 1-June 30); subject to prior authorization.
Over-The Counter (OTC) Medication/Supplies	Twenty-five dollars ($25) per household per month; enrollee purchases limited to an approved list of products.
Adult Dental Services	One (1) exam every six (6) months; one (1) cleaning every six (6) months; one (1) x-ray per year.
Waived Copayments	Enrollees shall not be subject to co-payment charges except: non-emergency emergency room visits and chiropractic services.
Vision Services	One-hundred dollars ($100) with which enrollees may purchase frames, lenses and contact lenses per year.
Hearing Services	One (1) hearing exam every two (2) years; one (1) hearing aid every two (2) years.
Newborn Circumcision	Available upon request up to three (3) months old; subject to prior authorization.
Adult Pneumonia Vaccine	Administered as medically advised; limit one (1) vaccination per lifetime.
Adult Influenza Vaccine	One (1) vaccination per year.
Adult Shingles Vaccine	Limit one (1) vaccination every six (6) years; subject to prior authorization.
Post Discharge Meals	Ten (10) meals within two weeks of an enrollee being discharged from an inpatient facility; limited to SSI and Medicare/Medicaid dual eligible enrollees; subject to prior authorization.
Nutritional Counseling	Unlimited visits; limited to enrollees who receive home health services with a chronic disability or a complex medical need; subject to medical necessity and prior authorization.
Pet Therapy	Unlimited visits; limited to SSI, child welfare and Medicare/Medicaid dual eligible enrollees; subject to medical necessity and prior authorization.

AHCA Contract No. FP020, Attachment I, Exhibit I-A, Effective 8/1/14, Page 1 of 2

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

Art Therapy	Unlimited visits; limited to SSI, child welfare and Medicare/Medicaid dual eligible enrollees; subject to medical necessity and prior authorization.
Equine Therapy	Ten (10) visits per year; limited to SSI, child welfare and Medicare/Medicaid dual eligible enrollees; enrollee must be more than one (1) year old; subject to prior authorization.
Medically Related Lodging and Food
Unlimited coverage for enrollees and traveling partners; benefit only available if enrollee is required to travel more than fifty (50) miles from their home for non-emergent specialist or hospital treatment; overnight stay required; adult enrollees are limited to one (1) travel partner; child enrollees are limited to two (2) travel partners; subject to prior authorization.

All expanded benefits are in excess of benefits specified in the Medicaid State Plan.
The Managed Care Plan may require enrollees to use an established network of providers, approved by the Agency, to obtain expanded benefits under this Contract.
Unless otherwise specified in this Exhibit, expanded benefits are not subject to prior authorization or co-payment charges.

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AHCA Contract No. FP020, Attachment I, Exhibit I-A, Effective 8/1/14, Page 2 of 2

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-B - Effective Date: August 1, 2014

Medicaid Provider Identification Numbers
Region	MMA	LTC	Specialty
1
2	0105630-02
3	0105630-03
4	0105630-04
5	0105630-05
5	0105630-06
7	0105630-07
8	0105630-08
9
10
11	0105630-11

The Agency will provide Medicaid Provider Identification Numbers to the Managed Care Plan subsequent to the Agency’s completion of a plan-specific readiness review and prior to enrolling recipient in the Managed Care Plan in each authorized region.

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AHCA Contract No. FP020, Attachment I, Exhibit I-B, Effective 8/1/14, Page 1 of 1

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 2 – Effective May 1, 2014 – June 30, 2014

REGION 2					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,094.16	$19,072.40		$1,369.48
3-11 Months	183.32	3,735.12		565.76
1-13 Years	111.00	342.61		429.69
14-54 Years Female	308.78
14-54 Years Male	132.53
14+ Years (Male and Female)		790.05		678.18
55+ Years (Male and Female)	360.48
Under Age 65			156.77				$290.81	$2,064.22
Age 65+			109.02				$159.36	$1,334.05
Medicare Advantage/D-SNP
HIV-AIDS					$155.48	$2,697.66

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 1 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 3 – Effective May 1, 2014 – June 30, 2014

REGION 3					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,237.57	$22,454.93		$1,394.19
3-11 Months	207.35	4,397.55		575.97
1-13 Years	125.55	403.37		437.44
14-54 Years Female	349.25
14-54 Years Male	149.90
14+ Years (Male and Female)		930.16		690.42
55+ Years (Male and Female)	407.73
Under Age 65			153.34				$295.91	$2,237.34
Age 65+			106.63				$161.91	$1,445.93
Medicare Advantage/D-SNP
HIV-AIDS					$182.12	$2,705.71

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 2 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 4 – Effective May 1, 2014 – June 30, 2014

REGION 4					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,146.62	$22,224.26		$1,526.83
3-11 Months	192.11	4,352.38		630.77
1-13 Years	116.32	399.23		479.06
14-54 Years Female	323.58
14-54 Years Male	138.88
14+ Years (Male and Female)		920.61		756.11
55+ Years (Male and Female)	377.76
Under Age 65			173.69				$289.37	$2,516.16
Age 65+			120.78				$158.16	$1,626.12
Medicare Advantage/D-SNP
HIV-AIDS					$155.82	$2,500.46

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 3 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 5 – Effective May 1, 2014 – June 30, 2014

REGION 5					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,377.91	$24,350.08		$1,813.76
3-11 Months	230.86	4,768.69		749.30
1-13 Years	139.79	437.41		569.09
14-54 Years Female	388.86
14-54 Years Male	166.90
14+ Years (Male and Female)		1,008.67		898.20
55+ Years (Male and Female)	453.97
Under Age 65			131.76				$276.19	$2,482.33
Age 65+			91.63				$151.15	$1,604.26
Medicare Advantage/D-SNP
HIV-AIDS					$154.10	$2,887.15

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 4 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 6 – Effective May 1, 2014 – June 30, 2014

REGION 6					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,236.35	$22,063.22		$1,658.03
3-11 Months	207.15	4,320.84		684.97
1-13 Years	125.42	396.33		520.22
14-54 Years Female	348.91
14-54 Years Male	149.75
14+ Years (Male and Female)		913.94		821.08
55+ Years (Male and Female)	407.33
Under Age 65			127.88				$283.44	$2,505.48
Age 65+			88.93				$154.18	$1,619.23
Medicare Advantage/D-SNP
HIV-AIDS					$163.88	$2,902.00

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 5 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 7 – Effective May 1, 2014 – June 30, 2014

REGION 7					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	Not Applicable	Not Applicable		Not Applicable
3-11 Months	Not Applicable	Not Applicable		Not Applicable
1-13 Years	Not Applicable	Not Applicable		Not Applicable
14-54 Years Female	Not Applicable
14-54 Years Male	Not Applicable
14+ Years (Male and Female)		Not Applicable		Not Applicable
55+ Years (Male and Female)	Not Applicable
Under Age 65			Not Applicable				Not Applicable	Not Applicable
Age 65+			Not Applicable				Not Applicable	Not Applicable
Medicare Advantage/D-SNP			TBD
HIV-AIDS					Not Applicable	Not Applicable

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 6 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 8 – Effective May 1, 2014 – June 30, 2014

REGION 8					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,272.58	$24,376.24		$1,366.19
3-11 Months	213.22	4,773.82		564.40
1-13 Years	129.10	437.88		428.66
14-54 Years Female	359.13
14-54 Years Male	154.14
14+ Years (Male and Female)		1,009.75		676.56
55+ Years (Male and Female)	419.26
Under Age 65			137.13				$233.54	$2,446.41
Age 65+			95.36				$127.84	$1,581.05
Medicare Advantage/D-SNP
HIV-AIDS					$167.77	$2,909.87

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 7 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 10 – Effective May 1, 2014 – June 30, 2014

REGION 10					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	Not Applicable	Not Applicable		Not Applicable
3-11 Months	Not Applicable	Not Applicable		Not Applicable
1-13 Years	Not Applicable	Not Applicable		Not Applicable
14-54 Years Female	Not Applicable
14-54 Years Male	Not Applicable
14+ Years (Male and Female)		Not Applicable		Not Applicable
55+ Years (Male and Female)	Not Applicable
Under Age 65			Not Applicable				Not Applicable	Not Applicable
Age 65+			Not Applicable				Not Applicable	Not Applicable
Medicare Advantage/D-SNP			TBD
HIV-AIDS					Not Applicable	Not Applicable

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 8 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 11 – Effective May 1, 2014 – June 30, 2014

REGION 11					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	Not Applicable	Not Applicable		Not Applicable
3-11 Months	Not Applicable	Not Applicable		Not Applicable
1-13 Years	Not Applicable	Not Applicable		Not Applicable
14-54 Years Female	Not Applicable
14-54 Years Male	Not Applicable
14+ Years (Male and Female)		Not Applicable		Not Applicable
55+ Years (Male and Female)	Not Applicable
Under Age 65			Not Applicable				Not Applicable	Not Applicable
Age 65+			Not Applicable				Not Applicable	Not Applicable
Medicare Advantage/D-SNP			TBD
HIV-AIDS					Not Applicable	Not Applicable

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 9 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 2 – Effective July 1, 2014 – August 31, 2015

REGION 2					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,068.84	$17,812.93		$1,309.21
3-11 Months	$187.39	$3,575.66		$553.28
1-13 Years	$115.99	$352.10		$429.54
14-54 Years Female	$312.46
14-54 Years Male	$136.40
14+ Years (Male and Female)		$802.08		$671.86
55+ Years (Male and Female)	$374.00
Under Age 65			$159.47				$297.45	$2,051.61
Age 65+			$110.85				$163.17	$1,331.90
Medicare Advantage/D-SNP
HIV-AIDS					$159.13	$2,795.08

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 10 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 3 – Effective July 1, 2014 – August 31, 2015

REGION 3					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,118.07	$19,551.78		$1,299.83
3-11 Months	$196.02	$3,924.71		$549.31
1-13 Years	$121.33	$386.47		$426.46
14-54 Years Female	$326.85
14-54 Years Male	$142.68
14+ Years (Male and Female)		$880.37		$667.04
55+ Years (Male and Female)	$391.23
Under Age 65			$155.75				$306.36	$2,046.46
Age 65+			$108.27				$167.80	$1,328.56
Medicare Advantage/D-SNP
HIV-AIDS					$182.70	$2,642.48

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 11 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 4 – Effective July 1, 2014 – August 31, 2015

REGION 4					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,057.16	$19,538.35		$1,454.69
3-11 Months	$185.34	$3,922.01		$614.76
1-13 Years	$114.72	$386.20		$477.27
14-54 Years Female	$309.04
14-54 Years Male	$134.91
14+ Years (Male and Female)		$879.77		$746.51
55+ Years (Male and Female)	$369.91
Under Age 65			$176.91				$296.28	$2,177.66
Age 65+			$122.97				$162.11	$1,413.73
Medicare Advantage/D-SNP
HIV-AIDS					$159.24	$2,461.15

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 12 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 5 – Effective July 1, 2014 – August 31, 2015

REGION 5					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,302.22	$22,081.30		$1,766.09
3-11 Months	$228.31	$4,432.47		$746.36
1-13 Years	$141.31	$436.47		$579.44
14-54 Years Female	$380.68
14-54 Years Male	$166.18
14+ Years (Male and Female)		$994.27		$906.32
55+ Years (Male and Female)	$455.67
Under Age 65			$134.56				$282.51	$2,354.78
Age 65+			$93.54				$154.78	$1,528.72
Medicare Advantage/D-SNP
HIV-AIDS					$157.32	$2,958.89

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 13 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 6 – Effective July 1, 2014 – August 31, 2015

REGION 6					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,123.47	$19,086.27		$1,572.23
3-11 Months	$196.97	$3,831.26		$664.43
1-13 Years	$121.91	$377.27		$515.83
14-54 Years Female	$328.43
14-54 Years Male	$143.37
14+ Years (Male and Female)		$859.41		$806.83
55+ Years (Male and Female)	$393.12
Under Age 65			$129.84				$291.09	$2,226.74
Age 65+			$90.26				$158.54	$1,445.60
Medicare Advantage/D-SNP
HIV-AIDS					$167.13	$2,868.52

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 14 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 7 – Effective July 1, 2014 – August 31, 2015

REGION 7					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,143.19	$19,730.90		$1,582.04
3-11 Months	$200.42	$3,960.66		$668.57
1-13 Years	$124.06	$390.01		$519.05
14-54 Years Female	$334.19
14-54 Years Male	$145.88
14+ Years (Male and Female)		$888.44		$811.87
55+ Years (Male and Female)	$400.02
Under Age 65			$131.26				$292.40	$2,479.20
Age 65+			$91.24				$158.49	$1,609.49
Medicare Advantage/D-SNP			TBD
HIV-AIDS					$167.43	$2,862.24

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 15 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C- Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 8 – Effective July 1, 2014 – August 31, 2015

REGION 8					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,133.57	$20,548.31		$1,278.24
3-11 Months	$198.74	$4,124.74		$540.19
1-13 Years	$123.01	$406.17		$419.38
14-54 Years Female	$331.38
14-54 Years Male	$144.66
14+ Years (Male and Female)		$925.24		$655.96
55+ Years (Male and Female)	$396.65
Under Age 65			$137.78				$238.39	$2,076.58
Age 65+			$95.78				$130.64	$1,348.11
Medicare Advantage/D-SNP
HIV-AIDS					$171.11	$2,890.62

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 16 of 17

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT I-C - Effective Date: August 1, 2014
MANAGED CARE PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
REGION 11 – Effective July 1, 2014 – August 31, 2015

REGION 11					HIV/AIDS		Long-Term Care Enrollees[1]
Age Band	TANF	SSI No Medicare	Dual Eligible	Child Welfare	Dual Eligible	Medicaid Only	Dual Eligible	Medicaid Only
0-2 Months	$1,237.30	$24,338.77		$1,902.10
3-11 Months	$216.92	$4,885.62		$803.84
1-13 Years	$134.27	$481.09		$624.06
14-54 Years Female	$361.70
14-54 Years Male	$157.89
14+ Years (Male and Female)		$1,095.92		$976.12
55+ Years (Male and Female)	$432.95
Under Age 65			$175.91				$293.29	$2,511.25
Age 65+			$122.28				$158.71	$1,630.30
Medicare Advantage/D-SNP			TBD
HIV-AIDS					$162.86	$3,361.00

1. Long-Term Care Enrollees refer to those enrolled in both the MMA and LTC components of a comprehensive plan. A factor of 0.9 will be applied to the LTC Dual Eligible and LTC Medicaid Only rates for those long-term care enrollees.
2. Rates shown reflect base rates and do not include the impacts of risk adjustment.

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AHCA Contract No. FP020, Attachment I, Exhibit I-C, Effective 8/1/14, Page 17 of 17